                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[_] Filed by a Party other than the Registrant
Check the appropriate box:              [_] ConfidentialFor Use of the
[_] Preliminary Proxy Statement             Commission Only (as Permitted by
                                            Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Commercial Net Lease Realty, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statements, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
  (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
  (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
  (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
  (5) Total fee paid:
--------------------------------------------------------------------------------
  [_] Fee paid previously with preliminary materials.
  [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
  (1) Amount Previously Paid:
--------------------------------------------------------------------------------
  (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
  (3) Filing Party:
--------------------------------------------------------------------------------
  (4) Date Filed:
--------------------------------------------------------------------------------

                       COMMERCIAL NET LEASE REALTY, INC.

                        450 S. Orange Avenue, Suite 900
                            Orlando, Florida 32801
                               Tel: 407-265-7348

                                 April 3, 2001

To Our Stockholders:

  You are cordially invited to attend the annual meeting of stockholders of Commercial Net Lease Realty, Inc. (the "Company") on May 31, 2001 at 9:30 a.m., at CNL Center, 450 South Orange Avenue, 9th Floor, Orlando, Florida 32801. The directors and officers of the Company look forward to greeting you personally. Enclosed for your review are the Proxy, Proxy Statement and Notice of Meeting for the Annual Meeting of Stockholders, which describe the business to be conducted at the meeting. We will also report on matters of current interest to our stockholders.

  Whether you own a few or many shares of stock of Commercial Net Lease Realty, it is important that your shares be represented. If you cannot personally attend the meeting, we encourage you to make certain you are represented at the meeting by signing and dating the accompanying proxy card and promptly returning it in the enclosed envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting.

                                          Sincerely,

/s/ James M. Seneff, Jr.                  /s/ Kevin B. Habicht
-------------------------------           -------------------------------
James M. Seneff, Jr.                      Kevin B. Habicht
Chairman of the Board and Chief Executive Officer
                                          Executive Vice President, Chief
                                          Financial Officer and
                                          Secretary/Treasurer

                       COMMERCIAL NET LEASE REALTY, INC.

                        450 S. Orange Avenue, Suite 900
                            Orlando, Florida 32801

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 31, 2001

                               ----------------

  NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of COMMERCIAL NET LEASE REALTY, INC. will be held at 9:30 a.m. local time, on May 31, 2001, at CNL Center, 450 South Orange Avenue, 9th Floor, Orlando, Florida 32801, for the following purposes:

  1. To elect eight directors.

  2.To transact such other business as may properly come before the meeting or any adjournment thereof.

  Stockholders of record at the close of business on March 26, 2001, will be entitled to notice of and to vote at the annual meeting or at any adjournment thereof.

  Stockholders are cordially invited to attend the meeting in person. WHETHER OR NOT YOU NOW PLAN TO ATTEND THE MEETING, YOU ARE ASKED TO COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY CARD FOR WHICH A POSTAGE PAID RETURN ENVELOPE IS PROVIDED. If you decide to attend the meeting you may revoke your Proxy and vote your shares in person. It is important that your shares be voted.

                                          By Order of the Board of Directors,

                                          /s/ Kevin B. Habicht
                                          -------------------------------
                                          Kevin B. Habicht
                                          Secretary

April 3, 2001
Orlando, Florida

                       COMMERCIAL NET LEASE REALTY, INC.
                        450 S. Orange Avenue, Suite 900
                            Orlando, Florida 32801
                               Tel: 407-265-7348

                               ----------------
                                PROXY STATEMENT
                               ----------------

  This Proxy Statement is furnished by the Board of Directors of Commercial Net Lease Realty, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be voted at the annual meeting of stockholders to be held on May 31, 2001, and at any adjournment thereof, for the purposes set forth in the accompanying notice of such meeting. All stockholders of record at the close of business on March 26, 2001 (the "Record Date"), will be entitled to vote.

  Any proxy, if received in time, properly signed and not revoked, will be voted at such meeting in accordance with the directions of the stockholder. If no directions are specified, the proxy will be voted FOR the election of directors. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, (2) by presentation at the annual meeting of a subsequent proxy executed by the person executing the prior proxy, or (3) by attendance at the annual meeting and voting in person.

  Votes cast in person or by proxy at the annual meeting will be tabulated and a determination will be made as to whether or not a quorum is present. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

  Solicitation of proxies will be primarily by mail. However, directors and officers of the Company may also solicit proxies by telephone or telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. It is anticipated that this Proxy Statement and the enclosed Proxy will be mailed to stockholders on or about April 10, 2001.

  As of the Record Date 30,502,374 shares of the common stock of the Company (the "Common Stock") were outstanding. Each share of Common Stock entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. As of the Record Date, executive officers and directors of the Company had the power to vote approximately 6.4% of the outstanding shares of Common Stock.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
PROPOSAL I: ELECTION OF DIRECTORS........................................   3
  Nominees...............................................................   3
  Compensation of Directors..............................................   6
  Committees of the Board of Directors...................................   7
  Executive Officers.....................................................   7
  Audit Committee Report.................................................   9
  Audit Committee Disclosure.............................................  10
 EXECUTIVE COMPENSATION..................................................  11
  Summary Compensation Table.............................................  11
  Option Values at December 31, 2000.....................................  12
  Employment Agreements..................................................  12
 COMPENSATION COMMITTEE REPORT...........................................  12
 PERFORMANCE GRAPH.......................................................  14

SECURITY OWNERSHIP.......................................................  15
 Section 16(a) Beneficial Ownership Reporting Compliance.................  16
CERTAIN TRANSACTIONS.....................................................  16
INDEPENDENT AUDITORS.....................................................  17
OTHER MATTERS............................................................  18
PROPOSALS FOR NEXT ANNUAL MEETING........................................  18
EXHIBIT A--CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
 COMMERCIAL NET LEASE REALTY, INC........................................ A-1

                                  PROPOSAL I

                             ELECTION OF DIRECTORS

Nominees

  The persons named below have been nominated by the Board of Directors of the Company (the "Board of Directors") for election as directors to serve until the next annual meeting of stockholders or until their successors shall have been elected and qualified. Mr. Lanier became a director in 1988 and Mr. Clark in 1991. Messrs. Bourne and Seneff became directors in 1992. Mr. Hinkle became a director in 1993. Messrs. Habicht, Jennings and Ralston became directors in 2000. The table sets forth each nominee's name, age, principal occupation or employment during at least the last five years, and directorships in other public corporations.

  The Company's officers and directors have advised the Company that they intend to vote their shares of Common Stock for the election of each of the nominees. Proxies will be voted FOR the election of the nominees below unless authority is withheld. Stockholders may withhold authority to vote for any nominee, in lieu of voting for the entire slate of directors, by lining through or striking out the name of any nominee listed below the pertinent instruction on the proxy card.

 Name and Age                    Background
 ------------                    ----------
 Robert A. Bourne, 53........... Mr. Bourne has served as Vice Chairman of the
                                 Board since February 1996. Previously, Mr.
                                 Bourne served as Secretary and Treasurer of
                                 the Company from February 1996 through
                                 December 31, 1997. Additionally, he has
                                 served as a director of the Company since
                                 June 1992. Previously, he served as Vice
                                 Chairman of the Board, Secretary and
                                 Treasurer of CNL Realty Advisors, Inc. (the
                                 external advisor of the Company from July
                                 1992 through December 31 1997, the "Advisor")
                                 from February 1996 until December 1997, as
                                 President of the Company from July 1992 until
                                 February 1996 and as President and a director
                                 of the Advisor from 1991 until February 1996.
                                 On January 1, 1998, the Advisor merged into a
                                 wholly owned subsidiary of the Company which
                                 resulted in the Company becoming a self-
                                 administered and self-managed real estate
                                 investment trust. See "Certain Transactions."
                                 Mr. Bourne has also served as Vice Chairman
                                 of CNL American Properties Fund, Inc. since
                                 February 1999 and as a director since May
                                 1994. He also served as President of CNL
                                 American Properties Fund, Inc. from May 1994
                                 to February 1999 and as Treasurer from
                                 February 1999 through August 1999. Mr. Bourne
                                 has also served as President and as a
                                 director of CNL Hospitality Properties, Inc.
                                 and CNL Health Care Properties, Inc. since
                                 June 1996 and December 1997, respectively.
                                 Mr. Bourne also serves as President and
                                 Treasurer of CNL Financial Group, Inc. ("CNL
                                 Group"). In addition, Mr. Bourne is
                                 President, Treasurer, a director and a
                                 registered principal of CNL Securities Corp.,
                                 President, Treasurer and a director of CNL
                                 Investment Company, President of CNL Realty
                                 Corp. and Chief Investment Officer,
                                 Treasurer, director and, until July 1997,
                                 also served as President, of CNL
                                 Institutional Advisors, Inc., a registered
                                 investment advisor. All of the entities
                                 discussed in the preceding sentence are
                                 affiliates of CNL Group, a privately held,
                                 diversified real estate company. Since
                                 joining CNL Group in 1979, Mr. Bourne has
                                 been active in the acquisition, development
                                 and management of real estate projects
                                 throughout the United States. Mr. Bourne
                                 formerly was a Certified Public Accountant
                                 with Coopers & Lybrand.

 Name and Age                  Background
 ------------                  ----------
 Edward Clark, 81............  Mr. Clark currently is a director of two private companies and a trustee of a private trust. From
                               1984 until July 1992, Mr. Clark served as
                               President of the Company. From 1982 through
                               January 1998, he was employed by Investors
                               Management Corporation, a privately held
                               corporation. While employed by Investors
                               Management Corporation, Mr. Clark provided
                               consulting services with respect to tax and
                               financial matters to Investors Management
                               Corporation, Golden Corral Corporation, a
                               subsidiary of Investors Management Corporation,
                               and various other companies. From 1966 to 1980,
                               Mr. Clark, a certified public accountant, was a
                               partner in the public accounting firm of Peat
                               Marwick Mitchell & Co.

 Kevin B. Habicht, 42 .......  Mr. Habicht has been Executive Vice President and Chief Financial Officer of the Company since
                               December 1993 and has been Secretary and
                               Treasurer of the Company since January 1998.
                               Since May 1999, Mr. Habicht has served as a
                               director of Commercial Net Lease Realty
                               Services, Inc. ("Services"), a 95% owned, non-
                               controlled taxable subsidiary of the Company.
                               Mr. Habicht previously served as Assistant
                               Secretary of the Company from December 1993
                               through December 1997, as Vice President of the
                               Company from July 1992 through December 1993, as
                               Assistant Secretary of the Advisor from
                               December 1993 through December 1997, and as Vice
                               President of the Advisor from its inception in
                               1991 through December 1993. From 1990 through
                               December 1997, Mr. Habicht served as Senior Vice
                               President of CNL Institutional Advisors, Inc.
                               and from 1992 through 1997, Mr. Habicht served
                               as Treasurer of CNL Investment Company, Senior
                               Vice President of CNL Management Company and
                               Treasurer of CNL Securities Corp. From 1981 to
                               1983, Mr. Habicht, a Certified Public Accountant
                               and a Chartered Financial Analyst, was employed
                               by Coopers & Lybrand, Certified Public
                               Accountants. Mr. Habicht is the brother-in-law
                               of James M. Seneff, Jr., Chief Executive Officer
                               and Chairman of the Board of the Company.

 Clifford R. Hinkle, 52 .....  Since 1991, Mr. Hinkle has been a founder, director and executive officer of the Flagler
                               companies and related companies, including
                               Flagler Capital Corporation (1991-1998), and
                               Flagler Holdings, Inc., a merchant banking
                               company, of which Mr. Hinkle has been the
                               Chairman and Chief Executive Officer since 1996.
                               He has been a director of Century Capital
                               Markets, LLC, a private financial consulting
                               company since 1999. Since 2000, Mr. Hinkle has
                               been a Vice President and Director of Murphy
                               Investment Management Company, a registered
                               investment advisor. From 1996 to 2000, Mr.
                               Hinkle was a director of Integrated
                               Orthopaedics, Inc., an American Stock Exchange
                               company, which owns orthopaedic physician
                               practices and related facilities and was a
                               director of Prime Succession, Inc., a private
                               funeral services company. Additionally, Mr.
                               Hinkle was a director of MHI Group, Inc., a New
                               York Stock Exchange company, which owned and
                               operated funeral homes and cemeteries from
                               November 1993 until November 1995, and was the
                               Chief Executive Officer of MHI Group, Inc. from
                               April 1995 until November 1995 when it was
                               acquired by a subsidiary of The Loewen Group.
                               From 1987 to 1991, Mr. Hinkle was the Executive
                               Director and Chief Investment Officer of the
                               State Board of Administration of Florida and
                               managed over $40 billion in various trust funds.

 Name and Age                  Background
 ------------                  ----------
 Richard B. Jennings, 57 ....  Mr. Jennings currently serves as President of
                               Realty Capital International LLC, a real estate
                               investment banking firm, which he founded in
                               1991, and as President of Jennings Securities
                               LLC, a National Association of Securities
                               Dealers, Inc. ("NASD") member securities firm,
                               which he founded in 1995. From 1990 to 1991, Mr.
                               Jennings served as Senior Vice President of
                               Landauer Real Estate Counselors, and from 1986
                               to 1989, Mr. Jennings served as Managing
                               Director--Real Estate Finance at Drexel Burnham
                               Lambert Incorporated. From 1969 to 1986, Mr.
                               Jennings oversaw the REIT investment banking
                               business at Goldman, Sachs & Co. During his
                               tenure at Goldman, Sachs & Co., Mr. Jennings
                               founded and managed the Mortgage Finance Group
                               from 1979 to 1986. Mr. Jennings also serves as
                               an outside Director of Alexandria Real Estate
                               Equities, Inc. and MBOP Liquidating Trust. He is
                               a licensed NASD Principal and a New York Real
                               Estate Broker.

 Ted B. Lanier, 66 ..........  Mr. Lanier was the Chief Executive Officer of
                               the Triangle Bank and Trust Company, Raleigh,
                               North Carolina ("Triangle"), from January 1988
                               until March 1991. Mr. Lanier also was the
                               Chairman of Triangle from January 1989 until
                               March 1991 and its President from January 1988
                               until January 1989. Since his retirement in 1991
                               as Chairman and Chief Executive Officer of
                               Triangle, Mr. Lanier has managed his personal
                               investments and managed investment accounts for
                               various individuals and trusts.

 Gary M. Ralston, 50 ........  Mr. Ralston has served as President and Chief
                               Operating Officer of the Company since February
                               1996. Since May 1999, Mr. Ralston has served as
                               a director of Services. From February 1996 until
                               December 1997 he served as President of the
                               Advisor. From December 1993 until February 1996
                               he served as Executive Vice President and Chief
                               Operating Officer of the Company. Mr. Ralston
                               previously served as Vice President of the
                               Company from July 1992 through December 1993 and
                               as Vice President of the Advisor from its
                               inception in 1991 through December 1993. From
                               1988 to 1992, he also served as a Senior Vice
                               President of CNL Properties, Inc., a real estate
                               investment and asset/property management company
                               affiliated with CNL Group, Inc. From 1983 until
                               1988, Mr. Ralston was Vice President of ENCO, a
                               real estate investment and asset/property
                               management firm located in Lakeland, Florida.
                               Mr. Ralston holds the Certified Commercial
                               Investment Member, Society of Industrial and
                               Office Realtors, Specialist in real estate
                               securities and Counselor of Real Estate
                               designations and is also a Florida licensed Real
                               Estate Broker, Mortgage Broker and Certified
                               Building Contractor. Mr. Ralston is a member of
                               the International Council of Shopping Centers, a
                               full member of the Urban Land Institute, a
                               member of the Board of Governors of the National
                               Association of Real Estate Investment Trusts, a
                               member of the Governing Council of the
                               Commercial Investment Real Estate Institute and
                               a member of the Steering Committee of the
                               Capital Consortium.

 Name and Age                  Background
 ------------                  ----------
 James M. Seneff, Jr., 54 ...  Mr. Seneff has been Chief Executive Officer of the Company since July 1992 and Chairman of the
                               Board of the Company since June 1992 Mr. Seneff
                               has served as Chief Executive Officer, director,
                               and principal stockholder of CNL Group since its
                               formation in 1973. From 1991 to December 1997,
                               Mr. Seneff served as Chief Executive Officer and
                               Chairman of the Board of the Advisor. Mr. Seneff
                               has served as Chairman of the Board, Chief
                               Executive Officer and a director of CNL
                               Hospitality Properties, Inc. and CNL Health Care
                               Properties, Inc. since 1996 and 1997,
                               respectively. He has served as Chairman of the
                               Board and a director of CNL American Properties
                               Fund, Inc. since its inception in 1994 and
                               served as its Chief Executive Officer from 1994
                               through August 1999. Mr. Seneff has been
                               Chairman of the Board of Directors, director,
                               and Chief Executive Officer of CNL Securities
                               Corp. since its formation in 1979. Mr. Seneff
                               also has held the position of Chairman of the
                               Board of Directors, Chief Executive Officer,
                               President and director of CNL Management
                               Company, a registered investment advisor, since
                               its formation in 1976, has served as Chief
                               Executive Officer, Chairman of the Board and a
                               director of CNL Investment Company and has held
                               the position of Chief Executive Officer,
                               Chairman of the Board and a director of CNL
                               Institutional Advisors, Inc., a registered
                               investment advisor, since its inception in
                               December 1990. Mr. Seneff serves as Chairman of
                               the Board of CNL Bank and previously served as a
                               member of the board of directors of First Union
                               National Bank of Florida and as a member of the
                               Orlando Advisory Board of First Union. From 1986
                               to 1994, Mr. Seneff served on the Florida
                               Investment Advisory Council (the "Council"),
                               which oversees the $40 billion Florida state
                               retirement plan, and was Chairman of the Council
                               from 1991 to 1992. Since 1971, Mr. Seneff has
                               been active in the acquisition, development and
                               management of real estate projects throughout
                               the United States. Mr. Seneff is the brother-in-
                               law of Kevin B. Habicht, Chief Financial Officer
                               of the Company and a member of the board of
                               directors.


  In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the Proxy will vote FOR the election of such other person in the place of such nominee(s) for the office of director as the Board of Directors may recommend. The affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote is required for the election of directors. Any director that does not receive an affirmative vote of a plurality of the shares of Common Stock will not be elected.

  A majority of the Company's directors are required to be independent, as that term is defined in the Company's Bylaws, as amended (the "Bylaws"). Messrs. Bourne, Clark, Hinkle, Jennings and Lanier qualify as independent directors (the "Independent Directors"). Independent Directors are those persons who are not affiliated, directly or indirectly, with any person, corporation, association, company, trust, partnership (general or limited) or other organization to whom the Board of Directors has delegated management duties. In addition, an Independent Director cannot perform any services for the Company other than as a director.

Compensation of Directors

  During the year ended December 31, 2000, each director who was a director for the entire year was paid $12,000 for serving on the Board of Directors. Each director received $1,000 per Board of Directors meeting attended and $750 per committee meeting attended. However, Messrs. Habicht, Ralston and Seneff, have waived their director's fees. The Board of Directors believes this compensation level has been comparable to that provided by many other companies in the real estate investment trust ("REIT") industry.

  The Board of Directors met seven times during the year ended December 31, 2000. Each nominated member attended at least 83% of the total meetings of the Board of Directors and of any committee on which he served.

Committees of the Board of Directors

  The Company has a standing Audit Committee, the members of which are selected by the full Board of Directors each year. The current members of the Audit Committee are Messrs. Clark and Lanier, who have served since June 1992, and Mr. Hinkle, who has served since June 1998. The Audit Committee makes recommendations to the Board of Directors as to the independent accountants of the Company and reviews with such accounting firm the scope of the audit and the results of the audit upon its completion. Additionally, the Audit Committee reviews the adequacy of the Company's internal accounting controls. The Audit Committee met four times during the year ended December 31, 2000.

  The Company has a standing Compensation Committee, the members of which are selected by the full Board of Directors each year. The current members of the Compensation Committee are Messrs. Bourne, Hinkle and Jennings. The Compensation Committee is responsible for establishing and administering executive compensation programs including administration of the 2000 Commercial Net Lease Realty, Inc. Performance Incentive Plan (the "2000 Plan") as well as approval of changes in directors' fees. The Compensation Committee met two times during the year ended December 31, 2000.

  The Company has a standing Nominating Committee. The current members of the Nominating Committee are Messrs. Bourne, Clark, Jennings and Lanier. The Nominating Committee's primary responsibility is to consider potential new directors for the Company and recommend candidates to the Board. The Nominating Committee met once during the year ended December 31, 2000.

Executive Officers

  The executive officers of the Company are as follows:

 Name                            Position
 ----                            --------
                                 Chief Executive Officer and Chairman of the
 James M. Seneff, Jr............ Board
 Gary M. Ralston................ President and Chief Operating Officer
 Kevin B. Habicht............... Executive Vice President, Chief Financial
                                 Officer,
                                 Secretary and Treasurer

  The background of Messrs. Seneff, Ralston and Habicht are described at "PROPOSAL I--ELECTION OF DIRECTORS--Nominees."

  The Company also employs certain other senior officers listed below:

  Mez R. Birdie, age 51, has served as Senior Vice President of Asset Management of the Company since April 1998. From January 1, 1998 to April 1998, Mr. Birdie served as Vice President of Asset Management of the Company. From December 1993 to December 1997, Mr. Birdie served as Vice President of Asset Management of the Advisor, from June 1992 to November 1993, Mr. Birdie served as Director of Retail Management of the Company and from 1987 to 1992, Mr. Birdie served as Director of Property Management for Charles Wayne Properties, Inc. Mr. Birdie has been awarded the Certified Commercial Investment Member, Certified Property Manager and Senior Certified Shopping Center Manager professional designations, and has a total of 20 years experience in the field of commercial asset management. Mr. Birdie is a member of the faculty and has served on the Executive Committee of the Institute of Real Estate Management.

  Courtney S. Hubbard, age 37, has served as Director of Due Diligence and Research of the Company since January 1, 1998. From February 1995 to December 1997, Ms. Hubbard served as Director of Due Diligence and Research of the Advisor. Prior to joining the Advisor, Ms. Hubbard was a senior associate at Clayton, Roper & Marshall, a real estate appraisal and consulting firm (1991 to 1995), and a senior associate with Kampe

Appraisals, Inc. (1989 to 1991). She earned a Master of Arts Degree in Real Estate from the University of Florida. Ms. Hubbard holds the MAI (Member, Appraisal Institute) and CCIM (Certified Commercial Investment Member) designations, and serves on the Steering Committee for the University of Florida Real Estate Alumni Network.

  Louis Nimkoff, age 38, Vice President of Asset Management, joined the Company in April 1998. His responsibilities include handling the Company's asset management services and managing retailers' surplus properties. Mr. Nimkoff holds the Certified Property Manager (CPM) and the Certified Commercial Investor Member (CCIM) professional designations. Prior to joining the Company, Mr. Nimkoff was the President/Owner of Commercial Real Estate Group in Orlando starting in 1990. Previously, he was vice president with The First Republic Corporation of America from 1983--1990. He was named as a member of the Board of Directors for The First Republic Corporation of America which owned and managed more than 3 million square feet of commercial space including more than 1 million square feet of retail space. He also serves on the executive committee of the Greater Orlando IREM chapter and the board of directors for the Florida CCIM chapter.

  Dawn A. Peterson, age 37, has served as Vice President and Controller of the Company since 1999. Ms. Peterson served as Director of Accounting and Financial Reporting of the Company from January 1, 1998 until December 1999 and of the Advisor from July 1994 until December 1997. From 1991 to 1994, Ms. Peterson was employed by Coopers & Lybrand as a Certified Public Accountant
(CPA). Ms. Peterson earned a Bachelor of Science degree in Business Administration and a Master of Science Degree in Accountancy from the University of Central Florida. She is a member of the American Institute of Certified Public Accountants.

  Commercial Net Lease Realty Services, Inc. is a 95% owned, non-controlled taxable subsidiary of the Company. Services provides development and leasing services to the Company and third parties and employs the following senior officers:

  John K. Awsumb, age 54, has served as Senior Vice President of Services since May 1, 1999 and held the same position at the Company from January 1, 1998 until May 1, 1999. From October 1992 to December 1997, Mr. Awsumb served as Senior Vice President of CNL Development Company, Inc. (the "Development Company"), which was merged with the Advisor in April 1997. Prior to joining the Development Company, from 1973 to 1992, Mr. Awsumb was a founding principal of Vickerey/Oversat/Awsumb Associates, Inc., a national architecture, planning, and interior design firm in Orlando, Florida and Chicago, Illinois. Mr. Awsumb served as vice chairman of that company from 1976 to 1992. From 1975 to 1981, Mr. Awsumb served as Chairman of the Downtown Development Board of the City of Orlando. Mr. Awsumb is a member of the American Institute of Architects and from 1987 to 1989 served as president and State director of the mid-Florida chapter. Mr. Awsumb is currently Vice President of the State Association of the American Institute of Architects.

  Jay Bastian, age 50, has served as Senior Vice President of Acquisitions of Services since May 1, 1999 and previously held the same position at the Company, serving with the Company and its affiliate CNL Investment Company from 1989 to 1999. He is responsible for developing new acquisitions for the Company. Prior to 1989, he was Director of Real Estate for a number of firms including Rite Aid, Quaker State Minit Lube, Wendy's International, and a Holiday Inn franchisee for a total corporate real estate career of 26 years. He is a member of the National Association of Corporate Executives, the International Council of Shopping Centers, and the Turnaround Management Association.

  Joseph A. Ciardiello, age 53, has served as Senior Vice President of Corporate Acquisitions of Services since May 1, 1999 and held the same position at the Company from January 1, 1998 until May 1, 1999. From May 1996 through December 1997, Mr. Ciardiello served as Senior Vice President of Corporate Acquisitions of the Advisor. From 1992 to 1996, he served as Vice President of Real Estate and Development at Color Tile Inc. Prior to that he served as Vice President of Real Estate Price Club East Coast and Vice President of Development at Marriott Corporation. Mr. Ciardiello also served as National Director of Real Estate at McDonalds Corporation where he developed McDonalds' first joint venture real estate projects. Mr. Ciardiello holds the Certified Commercial Investment Member designation and is a member of the National Association of Corporate Real Estate Executives (NACORE). Mr. Ciardiello has over 20 years of retail real estate experience.

  Alexander M. Dmyterko, age 41, has served as President and Director of Services since May 1, 1999. Previously, he served as Executive Vice President and Chief Operating Officer--Build to Suit from January 1, 1998 until May 1, 1999. From March 1997 to December 1997, Mr. Dmyterko served as Build to Suit Chief Operating Officer of the Development Company. Before joining the Development Company, Mr. Dmyterko was a founder of, and from 1993 to 1997 served as Executive Vice President/Managing Director of, Trammell Crow BTS. From 1991 to 1993 Mr. Dmyterko served as Managing Director -- Retail for Trammell Crow. From 1987 to 1991 Mr. Dmyterko was a Project Manager and Marketing Representative at Trammell Crow. Mr. Dmyterko is a member of the ICSC--Florida Program Committee, the Urban Land Institute and the Mortgage Bankers Association.

  Diane L. McCarey, ,age 46, Vice President of Build to Suit, is responsible for the management of Service's and the Company's build to suit program for numerous retailers in the state of Florida. She joined Services on May 1, 1999, as Director of Build to Suit, and held the same position at the Company from March 1995 until that time. Prior to joining the Company, Ms. McCarey was co-owner of McCarey Builders, a custom home building company from 1987 to 1995 and senior associate for Matonis, MacDermott & Company, specializing in commercial property and eminent domain appraisals from 1985 to 1991. She has 20 years of real estate experience encompassing a broad range of development, construction and consulting disciplines. Ms. McCarey graduated from the University of Florida with a Bachelor of Science degree in Real Estate. She is a licensed real estate salesman, holds the Certified Commercial Investment Member (CCIM) professional designation, is a member of the International Council of Shopping Centers, serves on the Steering Committee for the University of Florida Real Estate Alumni Network and serves on the board of directors for CCIM Central District, co-chairing the Education Committee.

  Cynthia C. Shelton, age 47, is the Vice President of Business Development where she is responsible for developer alliances and new business for the BTS Group. Prior to that she served as Vice President of Acquisitions of Services since May 1, 1999 and held the same position at the Company from January 1, 1998 until May 1, 1999. From May 1996 to December 1997, Ms. Shelton served as Director of Acquisitions of the Advisor. Ms. Shelton served from 1995 to 1996 as Vice President of the Ross Realty Group, a real estate brokerage and property management company that specializes in retail properties, and from 1985 to 1995 as the Real Estate Manager for KinderCare Learning Centers, Inc., the largest child care company in the United States. Ms. Shelton has 26 years of experience in commercial brokerage and site selection and she holds the Certified Commercial Investment Member (CCIM) designation and is a Florida licensed Real Estate Broker. Ms. Shelton is the 2002 President of The CCIM Institute and serves on the board of directors for the Florida Association of Realtors, the National Association of Realtors and the Florida CCIM Chapter.

  Dennis E. Tracy, age 51, has served as Senior Vice President of Services since May 1, 1999 and held the same position at the Company from January 1, 1998 until May 1, 1999. From November 1990 to December 1997, Mr. Tracy served as Senior Vice President of the Development Company. Prior to joining the Development Company, Mr. Tracy founded Tracy Homes, Inc., a luxury custom home building company and served as its president and owner. Mr. Tracy holds the Certified Commercial Investment Member professional designation and serves as a member of the Advisory Board of the Retail Contractors Association.

  Thomas L. Yeager, age 59, has served as Vice President of BTS Program Business of Services since May 1, 1999 and held the same position at the Company from May 1998 until May 1999. Mr. Yeager is responsible for managing BTS program business in the Midwest and Southeast regions. Prior to joining the Company in 1998, he accumulated 28 years of corporate real estate experience with such firms as Extended Stay of America Inc., Long John Silver's Inc., Speed Muffler King, Inc., Dunkin' Donuts of America, Inc. and Shell Oil Corporation. He is currently a member of the International Council of Shopping Centers.

                            AUDIT COMMITTEE REPORT

  The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "Commission"), nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent that the Company incorporated it by specific reference.

  The Audit Committee of the Commercial Net Lease Realty Board of Directors (the "Committee") is composed of three independent directors and operates under a written charter adopted by the Board of Directors (Exhibit A). The members of the Committee are Ted B. Lanier (Chair), Edward Clark and Clifford
R. Hinkle. The Committee held four meetings during 2000.

  Management is responsible for the Company's financial statements, internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

  In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

  The Company's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. The Audit Committee has considered the payments made under the heading "All Other Fees" below to be compatible with maintaining the independent accountants' independence.

  Based on the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

  Ted B. Lanier, Chairman
  Edward Clark
  Clifford R. Hinkle

                          AUDIT COMMITTEE DISCLOSURE

  Fees billed to the Company for the year ended December 31, 2000 by the independent accountants were as follows:

  . Audit Fees: $86,800 for services rendered in connection with the annual audit and the quarterly reviews of the financial statements of the Company and its affiliates.

  .  Financial Information Systems Design and Implementation Fees: None

  . All Other Fees: $61,400 for tax services of the Company and its affiliates; $19,750 for consents and comfort letters in connection with securities registrations and offerings.

                            EXECUTIVE COMPENSATION

Executive Compensation Tables

  The following table shows the annual and long-term compensation paid by the Company to the Chief Executive Officer and the two other executive officers of the Company for services rendered in all capacities to the Company during the fiscal years ended December 31, 2000, 1999 and 1998.

                          Summary Compensation Table

                                                     Long Term
                                       Annual       Compensation
                                    Compensation    Stock Option
                                  -----------------    Awards       All Other
Name and Principle Position  Year  Salary   Bonus     (Shares)   Compensation(1)
---------------------------  ---- -------- -------- ------------ ---------------
James M. Seneff, Jr. ......  2000 $135,000 $      0    23,000        $ 6,000
 Chief Executive Officer &   1999 $130,000 $111,150         0        $ 6,000
 Chairman of the Board       1998 $125,000 $ 62,500    46,000        $10,800

Gary M. Ralston............  2000 $286,000 $      0    46,000        $10,800
 President and Chief         1999 $275,000 $235,125         0        $10,800
  Operating Officer          1998 $225,000 $112,500    92,000        $10,800


Kevin B. Habicht...........  2000 $182,000 $      0    23,000        $10,800
 Executive Vice President,   1999 $175,000 $149,625         0        $10,800
  Chief Financial            1998 $150,000 $ 75,000    46,000        $10,637
 Officer, Secretary and
  Treasurer

--------
(1) Represents Company contributions to the Company's 401(k) Plan of $4,800 for Messrs. Ralston and Habicht and a $6,000 auto allowance for Messrs. Seneff, Ralston and Habicht.

  The following table provides certain information regarding stock options granted to named executive officers for the year ended December 31, 2000. The Company has not granted any SARs.

              Option Grants for the Year Ended December 31, 2000

                                        Percent
                                       of Total
                               Number   Options  Exercise                Grant
                                 of     Granted   Price                   Date
                               Options  to All     Per     Expiration   Present
Name                           Granted Employees  Share       Date      Value(1)
----                           ------- --------- -------- ------------- --------
James M. Seneff, Jr........... 23,000     8.1%   $10.625  June 16, 2010  $2,034
Gary M. Ralston............... 46,000    16.3%   $10.625  June 16, 2010  $4,069
Kevin B. Habicht.............. 23,000     8.1%   $10.625  June 16, 2010  $2,034

--------
(1) The valuation calculations are solely for the purposes of compliance with the rules and regulations promulgated under the Securities and Exchange Act of 1934, as amended, and are not intended to forecast possible future appreciation, if any, of the Company's stock price. The grant date present value is derived by using the Black-Scholes option pricing model assuming a dividend yield of 10.54%, volatility of 11.13%, an annualized risk free rate of 6.23% and an option term of ten years. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the common stock over the option exercise price at the time of exercise.

  The following table sets forth certain information with respect to unexercised stock options held by the named executive officers of the Company at December 31, 2000. The named executive officers did not exercise any stock options during the fiscal year ended December 31, 2000.

                      Option Values At December 31, 2000

                                Number of Unexercised    Value of Unexercised
                                     Options at         In-the-Money Options at
                                  December 31, 2000        December 31, 2000(1)
                               ----------------------- -------------------------
Name                           Exercisable Exercisable Exercisable Unexercisable
----                           ----------- ----------- ----------- -------------
James M. Seneff, Jr...........   318,167     38,333          0            0
Gary M. Ralston...............   210,333     76,667          0            0
Kevin B. Habicht..............   148,667     38,333          0            0

--------
(1) Based on the closing price of $10.19 on the New York Stock Exchange on December 31, 2000.

  Under the 2000 Plan, directors, officers, and other key employees and key persons associated with the Company are eligible to receive options under this plan. Additionally, the Company has adopted a defined contribution savings plan (the "401(k) Plan") which covers all employees, including executive officers, who have completed 12 months of service. Participants can contribute up to 15% of annual compensation on a pre-tax basis. The Company provides a 50% matching contribution up to 3% of annual compensation, with a maximum of $4,800. All participant contributions are fully vested as soon as they are made. Company contributions are subject to a vesting schedule and are 100% vested after six years of service.

Employment Agreements

  The Company has entered into employment agreements with each of Messrs. Seneff, Ralston and Habicht. Each agreement will expire on December 31, 2001, but is subject to automatic one-year renewals. Each agreement contains a non-compete provision applicable during the term and provides for a salary, bonus and options to purchase shares of Common Stock. Each agreement also contains severance provisions that call for payment to the executive of either twice the executive's annual salary (in the cases of Messrs. Ralston and Habicht) or the executive's annual salary (in the case of Mr. Seneff) in the event that the executive is terminated without cause or the executive resigns for good reason (including material reduction of responsibilities or reduction in salary, failure of a successor to the Company to assume the agreement or the Company's material and willful breach of the agreement), in addition to the continuation of certain fringe benefits and the immediate vesting of options.

  The following section of this Proxy Statement shall not be deemed to be incorporated into any filing by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, including any such incorporation by reference of any other portions of this Proxy Statement.

Compensation Committee Report

  The Board of Directors appointed a Compensation Committee comprised of the undersigned, Messrs. Bourne, Hinkle and Jennings. Members of the Compensation Committee, all of whom must be independent directors of the Company, are selected each year by the full Board of Directors. The Compensation Committee is responsible for establishing and administering executive compensation programs including administration of the 2000 Commercial Net Lease Realty, Inc. Performance Incentive Plan (the "2000 Plan") as well as approval of changes in directors' fees.

  The Compensation Committee believes the Company's degree of success is largely attributable to the talent and dedication of its associates and to the management and leadership efforts of its executive officers. The goal of the Compensation Committee is to establish a compensation program that will attract and retain talented corporate officers, motivate them to perform to their fullest potential, as well as align their long-term interests with the interests of the Company's stockholders. In evaluating performance, the Compensation Committee considers quantitative and qualitative improvement in the Company's Funds From Operations ("FFO"), capital structure, and individual performance and contribution to corporate goals and objectives.

  Historically, the key elements in the Company's executive compensation program has consisted of salary, annual bonus and stock options. The Committee has begun a comprehensive evaluation of the Company's executive compensation plan in order to assure such plan is competitive and to more effectively utilize the compensation elements of the 2000 Plan and expects to implement any changes in 2001. In making compensation decisions, the Compensation Committee considers the compensation practices and financial performance of other REIT industry participants and from time to time receives assessments and advice regarding compensation practices from independent compensation consultants. Additionally, the Compensation Committee makes a subjective assessment of the general performance of the Company, the officer's contribution to the Company's performance, the officer's anticipated performance and contribution to the Company's achievement of its long term goals and the position, level, and scope of the officer's responsibility.

  For 2000, Mr. Seneff received total cash payments of $135,000 in salary. The Compensation Committee considered this level of payment appropriate in light of Mr. Seneff's responsibilities and the Company's performance. No bonuses were paid to Executive Officers in 2000 in light of FFO results below expectations. Salary increases in 2000 for Executive Officers were based on FFO per share targets, individual performance, position, tenure, experience, leadership and competitive data in compensation surveys of comparable companies.

                                          COMPENSATION COMMITTEE

                                          Clifford R. Hinkle - Chairman
                                          Robert A. Bourne
                                          Richard B. Jennings

                               PERFORMANCE GRAPH

  Set forth below is a line graph comparing the cumulative total stockholder return on the Company's Common Stock, based on the market price of the Common Stock and assuming reinvestment of dividends ("NNN"), with the National Association of Real Estate Investment Trusts Equity Index ("NAREIT") and the S&P 500 Index ("S&P 500") for the five year period commencing January 1, 1996 and ending December 31, 2000. The graph assumes the investment of $100 on January 1, 1996.
                        [Performance Graph shown here]

                              SECURITY OWNERSHIP

  The following table sets forth, as of March 26, 2001, the number and percentage of outstanding shares beneficially owned by all persons known by the Company to own beneficially more than five percent of the Company's Common Stock, by each director and nominee, by each of the executive officers named in "Executive Compensation," above, and by all officers and directors as a group, based upon information furnished to the Company by such stockholders, officers and directors. Unless otherwise noted below, the persons named in the table have sole voting and sole investment power with respect to each of the shares beneficially owned by such person.

                                               Number of Shares      Percent
Name and Address of Beneficial Owner          Beneficially Owned    of Shares
------------------------------------          ------------------    ---------
Robert A. Bourne(1)..........................      594,499(2)(3)      1.90%
 450 South Orange Avenue, Suite 900
 Orlando, Florida 32801

Edward Clark(1)..............................       19,210(4)             (5)
 5204 Shamrock Drive
 Raleigh, North Carolina 27612

Kevin B. Habicht(6)..........................      188,785(7)             (5)
 450 South Orange Avenue, Suite 900
 Orlando, FL 32801

Clifford R. Hinkle(1)........................       81,325(8)             (5)
 111 South Monroe Street, Suite 2000B
 Tallahassee, Florida 32301

Richard B. Jennings(1).......................        --                   (5)
 885 Third Avenue, Suite 2900
 New York, NY 10022-4082

Ted B. Lanier(1).............................       37,775(9)             (5)
 1818 Windmill Drive Sanford,
 North Carolina 27330

Gary M. Ralston (6)..........................      509,937(10)        1.62%
 450 South Orange Avenue, Suite 900
 Orlando, FL 32801

James M. Seneff, Jr.(6)......................     1,701,070(2)(11)    5.41%
 450 South Orange Avenue, Suite 900
 Orlando, FL 32801

Public Employees Retirement System of
 Ohio(12)....................................     1,643,000(12)       5.23%
 277 East Town Street
 Columbus, Ohio 43215

All directors and executive officers as a        (2)(3)(4)(7)         9.15%
 group (8 persons)...........................   (8)(9)(10)(11)

--------
(1) A director of the Company.
(2) Of these shares, 255,696 shares are held by four limited partnerships, of which Messrs. Bourne and Seneff are general partners. Messrs. Bourne and Seneff disclaim beneficial ownership of these shares, except to the extent of their respective percentage interests in each of these entities.
(3) Includes 3,820 shares held by Mr. Bourne as custodian for his minor children, 3,050 shares held in an irrevocable trust in which Mr. Bourne is trustee and 200,500 shares subject to currently exercisable options.
(4) Includes 635 shares held by Mr. Clark's spouse and 18,275 shares subject to currently exercisable options.
(5) Less than 1 percent.

(6) An executive officer and director of the Company.
(7) Includes 148,667 shares subject to currently exercisable options.
(8) Includes 18,275 shares subject to currently exercisable options, 3,650 shares held by Mr. Hinkle's spouse, and 50,000 shares held by Flagler Holdings, Inc., in which Mr. Hinkle has a 27 percent interest and depository and voting authority
(9) Includes 10,000 shares held by Mr. Lanier's spouse, 18,275 shares subject to currently exercisable options and 5,000 shares held in a trust in which Mr. Lanier is the sole Trustee and which Mr. Lanier disclaims any beneficial ownership of these shares.
(10) Includes 210,333 shares subject to currently exercisable options.
(11) Includes 903,745 shares owned by CNL Financial Group, Inc., which is a wholly-owned subsidiary of CNL Holdings, Inc., which Mr. Seneff and his spouse own 100%, and 318,167 shares subject to currently exercisable options. In addition, 3,050 of these shares are held by a trust, of which Mr. Seneff serves as trustee. Mr. Seneff disclaims beneficial ownership of the shares held in trust.
(12) Shares shown are reported on Schedule 13G, dated December 31, 2000, filed with the Securities and Exchange Commission by Ohio Public Employees Retirement System, an Employment Benefit Plan and Pension Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

  Based solely on the Company's review of the copies of such forms it has received, written representations from certain reporting persons that they were not required to file Forms 5 for the last fiscal year and other information known to the Company, the Company believes that all its officers, directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2000.

                             CERTAIN TRANSACTIONS

  On December 18, 1997, the Company's stockholders voted to approve an agreement and plan of merger with CNL Realty Advisors, Inc. (the "Advisor"), whereby the stockholders of the Advisor agreed to exchange 100% of the outstanding shares of common stock of the Advisor for up to 2,200,000 shares (the "Share Consideration") of the Company's Common Stock (the "Merger"). As a result, the Company became a fully-integrated, self-administered real estate investment trust effective January 1, 1998. Ten percent of the Share Consideration (220,000 shares) was paid January 1, 1998, and the balance (the "Share Balance") of the Share Consideration is to be paid over time based upon the Company's completed property acquisitions and completed development projects in accordance with the merger agreement. The market value of the common shares issued on January 1, 1998 was $3,933,000. Pursuant to the agreement and plan of merger, the Company is required to issue the shares within 90 days after the shares become issuable. At the time of the Merger, the Advisor was owned 76.8% by CNL Financial Group, Inc. (formerly CNL Group, Inc.) which is wholly owned by Mr. Seneff and his wife, 8.5% by Mr. Bourne, 8.5% by Mr. Ralston and 3.1% by Mr. Habicht. The Share Consideration, to the extent paid, is allocated to such persons in accordance with such percentages. Since the effective date of the Merger, the Company has issued 1,038,622 shares of the Share Balance. The market value of the Share Balance issued was $12,489,000, all of which was charged to operations.

  In November 1999, the Company entered into a lease agreement for its office space (the "Lease") with an affiliate of Mr. Seneff. The Lease provides for rent in the amount of $390,000 per year, expiring in October 2014.

In May 2000, the Company subleased a portion of its office space to affiliates of a member of the board of directors. During the year ended December 31, 2000, the Company earned $248,000 in rental income and recognized $143,000 in accrued rental income related to these subleases.

  As of December 31, 2000, the Company held two mortgages due September 2001 totaling $6,755,000 at 8.50% interest with affiliates of Messrs. Seneff and Bourne.

  In connection with the revolving credit facilities between the Company and Services and the Company and a wholly-owned subsidiary of Services, the Company received $5,078,000 and $1,530,000 in interest and fees during the years ended December 31, 2000 and 1999, respectively. In addition, Services paid the Company $407,000 and $177,000 in expense reimbursements for accounting services provided by the Company during the years ended December 31, 2000 and 1999, respectively.

  During the years ended December 31, 2000, 1999 and 1998, an affiliate of a member of the Company's board of directors provided certain administrative, tax and technology services to the Company. In connection therewith, the Company paid $398,000, $50,000 and $41,000 in fees relating to these services.

  In September 2000, a wholly-owned subsidiary of Services entered into a $6,000,000 loan agreement and a $15,000,000 line of credit agreement with affiliates in which certain officers of the Company own an equity interest. The loan and line of credit are collateralized by substantially all of the assets of the respective affiliate.

  The Company has guaranteed bank loans made to certain of the Company's officers totaling $4,898,000. Each of the loans is full recourse to the respective officer and is collateralized by the common shares of the Company that were purchased with the proceeds from the loans.

                             INDEPENDENT AUDITORS

  Upon recommendation of and approval by the Audit Committee, KPMG LLP has been selected to act as independent certified public accountants for the Company during the current fiscal year.

  A representative of KPMG LLP will be present at the annual meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.

                                 OTHER MATTERS

  The Board of Directors does not know of any matters to be presented at the annual meeting other than those stated above. If any other business should come before the annual meeting, the person(s) named in the enclosed Proxy will vote thereon as he or they determine to be in the best interests of the Company.

PROPOSALS FOR NEXT ANNUAL MEETING

  Any stockholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the annual meeting of stockholders to be held in 2002 must be received at the Company's office at 450 South Orange Avenue, Suite 900, Orlando, Florida 32801, no later than December 20, 2001.

  Stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting should do so by notice delivered to the Secretary of the Company. The proxy for the 2002 annual meeting will grant discretionary authority to vote with regard to nominations and proposals unless (a) notice is received by December 12, 2001 and (b) the conditions set forth in Rule 14a-4(c)(2)(i)-(iii) under the Exchange Act are met. The Company requests that such stockholder notice set forth (a) as to each nominee for director, all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors under the proxy rules of the Securities and Exchange Commission; (b) as to any other business, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder; and (c) as to the stockholder, (i) the name and address of such stockholder, (ii) the class or series and number of shares of stock of the Company which are owned beneficially and of record by such stockholder, and (iii) the date(s) upon which the stockholder acquired ownership of such shares.

                                          By Order of the Board of Directors,

                                          /s/ Kevin B. Habicht
                                          -------------------------------
                                          Kevin B. Habicht
                                          Secretary

April 3, 2001
Orlando, Florida

                                   EXHIBIT A

                        Charter of the Audit Committee
                           of the Board Of Directors
                     of Commercial Net Lease Realty, Inc.

  The Audit Committee (the "Committee") shall report to and assist the Board of Directors (the "Board") of Commercial Net Lease Realty, Inc. (the "Company") by providing oversight of the financial management, independent auditors and financial reporting procedures of the Company, as well as such other matters as directed by the Board or this Charter.

A. COMMITTEE MEMBERSHIP

1. The Committee shall be comprised of at least three members of the Board.

2. The composition of the Committee shall meet all the requirements of the Audit Committee Policy of the New York Stock Exchange, which, among other things, prohibits any officer or employee of the Company from serving on the Committee.

3. Each Committee member shall have no other relationship to the Company that may interfere with the exercise of independence from management and the Company.

4. Each Committee member shall be financially literate with a fundamental understanding of financial statements and key business and financial risks and related controls or shall become financially literate within a reasonable period of time after appointment to the Committee as such qualification is interpreted by the Board in its business judgement.

5. At least one member of the Committee shall have accounting or related financial management expertise as such qualification is interpreted by the Board in its business judgement.

6. The Board shall annually appoint members to the Committee.

7. The Committee chairperson shall be selected by Committee members.

B. COMMITTEE OPERATING POLICIES

1. Meeting Frequency -- The Committee will meet formally at least three times each year. Additional meetings may be scheduled as considered necessary by the Committee or chairperson.

2. Meeting Agenda -- Committee meeting agendas shall be the responsibility of the Committee chairperson, with input from Committee members, management and key Committee advisors, and others, as required.

3. Annual Plan -- The Committee shall develop an annual plan for meeting Committee responsibilities.

4. Shareholder Reporting -- The Committee shall provide to shareholders a summary report on the scope of its activities, as required by the SEC rules applicable to proxy statements.

5. External Resources -- The Committee shall be authorized to engage or access internal and external resources, as the Committee requires, to carry out its responsibilities.

6. Charter Modifications -- The Committee shall review the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

C. KEY RESPONSIBILITIES

  The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee is responsible for overseeing the conduct of these activities by the Company's management and the independent auditors. The financial management and the independent auditors of the Company have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work. Nor, is it the duty for the Committee to conduct investigations or to resolve disagreements, if any, between management and the independent auditors.

  In carrying out its oversight responsibilities, the Committee shall perform the following functions:

1. Oversight of Independent Auditors--In the course of its oversight of the independent auditors as provided under this Charter, the Committee will be guided by the premise that the independent auditor is ultimately accountable to the Board and the Committee as representatives of the shareholders.

  a. The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor.

  b. The Committee shall:

    (i) receive from the independent auditors annually, a formal written statement delineating the relationships between the auditors and the Company consistent with Independent Standards Board Standard Number 1;

    (ii) discuss with the independent auditors the scope of any such disclosed relationships and their impact or potential impact on the independent auditor's independence and objectivity; and

    (iii) recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the auditor's independence.

  c. The Committee shall review the original proposed scope of the annual independent audit of the Company's financial statements and the associated fees, as well as any significant variations in the actual scope of the independent audit and the associated fees.

  d. The Committee shall review the independent auditors' report relating to reportable conditions in the internal control structure and financial reporting practices.

2. Oversight of Management's Conduct of the Company's Financial Reporting
   Process

  a. Audited Financial Statement--The Committee shall review and discuss with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of the Form 10-K) and review and consider with the independent auditors the matters required to be discussed by the applicable Statement of Auditing Standards ("SAS") including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements. Based on these discussions, the Committee will advise the Board of Directors whether it recommends that the audited financial statements be included in the Annual Report on Form 10-K (or the Annual Report to Stockholders).

  b. Interim Financial Statements--The Committee, through its Chairman or the Committee as a whole, will review with management and the independent auditors, prior to the filing thereof, the Company's interim financial results to be included in the Company's quarterly reports on Form 10-Q and the matters required to be discussed by the applicable SAS.

  c. Financial Reporting Practices--The Committee shall review:

    (i) significant changes in the Company's accounting policies and practices and significant judgements that may affect the financial results;

    (ii) the nature of any unusual or significant commitments or contingent liabilities together with the underlying assumptions and estimates of management; and

    (iii) the effect of changes in accounting standards that may materially affect the Company's financial reporting practices.

3. Assist the Board in Oversight of the Company's Compliance with Policies and Procedures Addressing Legal and Ethical Concerns. The Committee shall review and monitor, as appropriate:

  a. Litigation or other legal matters that could have a significant impact on the Company's financial results.

  b. Significant findings of any examination by regulatory authorities or agencies, in the areas of securities, accounting or tax, such as the Securities and Exchange Commission or the Internal Revenue Service.

                                     PROXY

                       COMMERCIAL NET LEASE REALTY, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints James M. Seneff, Jr. and Kevin B. Habicht, and either of them, attorneys and proxies, with full power of substitution and revocation, to vote, as designated below, all shares of Common Stock that the undersigned is entitled to vote, with all powers that the undersigned would possess if personally present at the annual meeting (including all adjournments thereof) of stockholders of Commercial Net Lease Realty, Inc. (the "Meeting") to be held on May 31, 2001, at 9:30 a.m. local time, at CNL Center 450 S. Orange Avenue, 9th Floor, Orlando, Florida. 32801.

PROPOSAL I. To elect eight Directors to serve until the next annual meeting of stockholders or until their successors shall have been elected or qualified.

[ ] GRANT AUTHORITY to vote for all nominees listed below (except as marked to the contrary below).

[ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

Robert A. Bourne, Edward Clark, Kevin B. Habicht, Clifford R. Hinkle, Richard B. Jennings, Ted B. Lanier, Gary M. Ralston, James M. Seneff, Jr.

     INSTRUCTION: To withhold authority to vote for any individual nominee, line through or strike out any nominee listed above.

The shares represented by this Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, the shares represented by this Proxy will be voted FOR the Proposal. In addition, the proxies may vote in their discretion on such other matters as may properly come before the Meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF COMMERCIAL NET LEASE REALTY, INC.


------------------------------------
Signature(s)


------------------------------------
Title/Authority


Dated                 , 2001
      ----------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, please give your full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. The proxies are authorized in their discretion, to vote such shares upon any other business that may properly come before the Meeting and all adjournments and postponements thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.